Exhibit 3.1
                             (recreated as amended)

ROSS MILLER Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708 Website: www.nvsos.gov

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                            Articles of Incorporation
                          (PURSUANT TO NRS CHAPTER 78)
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1. Name of Corporation:             Small Cap Strategies, Inc.

2. Registered Agent for             Commercial  Registered  Agent: The Corporate
   Service of Process:              Place, Inc. Street Address: 823 S. Sixth ST,
                                    STE 100, Las Vegas, NV 89101
3. Authorized  Stock:               Number of Shares with Par Value 100,000,000
  (number of shares                 Number of shares without Par Value 0
  corporation is authorized         par value: $.001 per share:
  to issue)

4. Names and Addresses of the
   Officers:                        Bryce M. Knight
                                    3651 Lindell Road, Suite D #146,
                                    Las Vegas, Nevada  89103
5. Purpose: (optional; see
   instructions)

6. Name, Address and Signature      /s/ Bryce M. Knight
   of Incorporator:                 -------------------
                                    Bryce M. Knight
                                    3651 Lindell Road, Suite D #146,
                                    Las Vegas, Nevada  89103

7. Certificate of Acceptance of     I hereby accept appointment as Registered
   Appointment of Registered        Agent for the above named  Entity.
   Agent:                           X /s/ The Corporate Place, Inc.
                                    Authorized Signature of Registered Agent or
                                    On Behalf of Registered Agent Entity    Date
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